DERIVATIVE ASSET	12 Months Ended
Jul. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE ASSET

NOTE 8 - DERIVATIVE ASSET

On January 22, 2016, the Company entered into a loan agreement with Blendcore LLC, a Delaware corporation (“Blendcore”), and Petaquilla Gold, S.A., a Panama corporation (“Petaquilla Gold”), which is a subsidiary of Petaquilla Minerals Ltd., a Canadian public company, pursuant to which the Company has agreed to advance a loan in the principal amount of US$250,000 to Blendcore (the “Loan”). Petaquilla Gold, as the owner of the minerals sourced at the Molejon Gold Mine located in Donoso District, Colon Province, Republic of Panama (the “Mine”), has engaged Blendcore, as master contractor, to act as operator in connection with the restarting of the processing of stockpiled ore at the Mine. In exchange for the provision of the Loan, the Company is entitled to a royalty of 12.5% on the first 1,000 ounces of gold produced per month for 12 months (the “Royalty period”). The Royalty Period is to commence once production ramps up to 1,000 ounces per month. For monthly production between 1,001 and 2,000 ounces of gold per month, the Company is to receive a reduced royalty of 5%. In addition to the royalty stream, the Company has the right of first option to provide funding for the expansion and development of the Mine. The Loan is to be forgiven provided that there are at least 12,000 ounces of gold produced during the Royalty Period. Upon the completion of the Royalty Period, the Company has the option to extend the royalty for a further 12 month period through the provision of a second $250,000 loan on substantially the same terms as the initial loan. This right shall survive the royalty agreement by a period of one year. As at July 31, 2017, the Company has advanced $215,000 to Blendcore LLC.

Valuation of Derivative

As the loan agreement with Blendcore contains a royalty component, there is an embedded derivative in its value. Currently, the Company has elected to account for the entire instrument as a derivative at fair value, with changes in fair value presented in earnings. The fair value of the derivative is determined by using a discounted cash flow analysis related to various expected future cash flows to be received based on weighted probabilities due to the uncertainty of the potential royalty streams. This asset is classified as a Level 3 asset within the fair value hierarchy as our valuation estimates utilize significant unobservable inputs, including estimates as to the probability and timing of future gold production. Transaction related fees and costs are expensed as incurred.

The changes in the estimated fair value from the derivative along with cash receipts each reporting period are presented together on the Statement of Operations under the caption, “Derivative – change in fair value”.

At present, the gold mine has not been restarted. The Company has engaged the services of a legal firm in Panama to determine appropriate title to the claim and our course of action to receive the funds advanced. As such, while the Company continues to work to recover the funds, it currently considers there to be negligible chance of recovery and has accordingly valued the derivate as at July 31, 2017 at $Nil (July 31, 2016 - $Nil).